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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2978 and 333-32481), and in the prospectus constituting part of the Registration Statement on Form S-3 (No. 333-47719) of CFC International, Inc. of our report dated February 15, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Chicago, Illinois
March 19, 2001